UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska             68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

3/31

Date of reporting period: 9/30/11

Item 1.  Reports to Stockholders.

TWO OAKS DIVERSIFIED

GROWTH AND INCOME FUND

Semi-Annual Report

September 30, 2011

Dear Fellow Investor,

This is the first communication that will come to you from the re-organized fund under the new name of Two Oaks Diversified Growth and Income Fund.   While the name has changed, the management of the fund has not.  In fact, on November 1st of this year the portfolio management team will mark their sixth year at the helm of the fund.  Thank you for your continued confidence and trust.  As always, we strive to do the best we can for our fellow shareholders.

Our performance numbers are summarized in the attached semi-annual report.

The last six months has certainly seen volatility. A year ago the economy was recovering nicely from a deep recession the likes of which we get every 40 years or so.  Then a tsunami hit Japan and the international global supply chain is disrupted, the United States Government airs gridlock and dysfunctionality to the world over debt ceilings, and the Euro Zone draws out the process of dealing with their weak brethren.  The news driven cycles have been responsible for the market volatility in our mind.  In fact, we cannot remember a single day in this most recent quarter where we didn’t hear talk of Greece, Gold, Bears, Bonds, Depression, Default, Recession….. It is outright depressing to listen to the short-term oriented media. Have they forgotten already that there are still nuclear plants in Japan in critical shape?  How easily they go to the next news cycle.

As investors and not speculators, the common theme we keep coming back to is building wealth requires time.   In this environment the corporations we invest in have continued to create value for shareholders in higher dividends, higher earnings, and importantly great balance sheets that are awash in cash.   The underlying fundamentals have been improving.   And in the fixed income markets we have been able to achieve higher cash flow than United States Government paper (which is at historically low yields) by investing in sovereign debt of highly rated countries such as Australia, New Zealand and Canada.  While there is an element of currency risk, we see these economies as warranting confidence due to their relatively strong economies.

While no one can predict how the emotional pricing mechanism of the financial marketplaces will react to world events on a short-term basis, we believe that over the long-term companies that create value will see that reflected in their valuations at some point in the future.  Fortunately, our diversified portfolio is built around owning high-quality, income producing investments – Equities, Fixed Income and Real Estate/Asset Based Securities.  And right now the dividend yields on the investments in our portfolio are generally higher than the yields on ten-year US Government bonds, and certainly better than the interest paid on deposits at banks and in money market funds.  We are getting paid to wait and live through the volatility.

As financial markets generally dislike uncertainty, and the media will perpetuate negativity and uncertainty, volatility will most likely remain.  However, this does not always have to be viewed as a negative.  (No one seems to complain about upside volatility!)  When appropriate we will manage the portfolio to take advantage of opportunities that the volatility presents.

With the market having taken valuations to even historically attractive levels we are encouraging all long-term investors to assess their equity exposure with an eye to increasing it now.  We are confident those who act with courage in today’s market will be rewarded over the long term.

As always we thank you for your confidence and encourage your comments and feedback.

Warmest Regards,

Blake Todd

Jarrett Perez, CFA

Portfolio Manager

Assistant Portfolio Manager

Two Oaks Diversified Growth & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)		September 30, 2011
Shares	Security	Fair Value
	COMMON STOCK - 48.05%
	CHEMICALS - 3.35%
20,000	CVR Partners LP	$ 470,600

	CONGLOMERATES - 3.25%
30,000	General Electric Co.	457,200

	ENVIRONMENTAL CONTROL - 2.99%
12,000	Nalco Holding Co.	419,760

	FOOD - 2.30%
10,000	Campbell Soup Co.	323,700

	INVESTMENT COMPANIES - 1.40%
30,000	NGP Capital Resources Co.	196,200

	INVESTMENT MANAGEMENT - 3.40%
10,000	T Rowe Price Group, Inc.	477,700

	MACHINERY - DIVERSIFIED - 2.32%
4,000	Cummins, Inc.	326,640

	MEDICAL - 3.64%
10,000	Abbott Laboratories	511,400

	OIL & GAS - 6.15%
2,500	Chevron Corp.	231,300
10,000	ConocoPhillips	633,200
		864,500
	PHARMACEUTICALS - 2.65%
10,000	Teva Pharmaceutical Industries Ltd. - ADR	372,200

	PIPELINES - 2.88%
25,000	Crosstex Energy LP	405,500

	RETAIL - RESTAURANTS - 5.00%
8,000	McDonald's Corp.	702,560

	TELECOMMUNICATIONS - 6.48%
11,000	Harris Corp.	375,870
11,000	Qualcomm, Inc.	534,930
		910,800

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)		September 30, 2011
Shares	Security	Fair Value
	WATER - 2.24%
40,000	Consolidated Water Co. Ltd.	$ 315,200

	TOTAL COMMON STOCK	6,753,960
	( Cost - $7,140,892)

	PREFERRED STOCK - 6.77%
	BANKS - 2.88%
30,000	Bank of America Corp., 4.00%	405,000

	PIPELINES - 3.89%
12,200	El Paso Energy Capital Trust I, 4.75%	545,950

	TOTAL PREFERRED STOCK	950,950
	( Cost - $933,368)

	REAL ESTATE INVESTMENT TRUSTS - 25.58%
	APARTMENTS - 4.01%
4,800	Apartment Investment & Management Co. - Preferred, 8.00%	121,008
17,700	Apartment Investment & Management Co. - Cl. A - Preferred, 7.75%	441,863
		562,871
	DIVERSIFIED - 12.66%
10,000	Digital Realty Trust, Inc.	551,600
25,000	Entertainment Properties Trust - Convertible Preferred, 5.75%	467,000
10,100	Lexington Realty Trust - Convertible Preferred, 6.50%	414,302
10,000	Plum Creek Timber Co., Inc.	347,100
		1,780,002
	HEALTH CARE - 3.07%
20,000	Senior Housing Properties Trust	430,800

	MANUFACTURED HOMES - 0.10%
700	American Land Lease, Inc. - Preferred, 7.75%	14,560

	OFFICE PROPERTY - 5.74%
20,000	CommonWealth REIT	379,400
6,000	CommonWealth REIT - Convertible Preferred, 6.50%, Series D	122,460
14,000	Corporate Office Property Trust	304,920
		806,780

	TOTAL REAL ESTATE INVESTMENTS TRUSTS	3,595,013
	( Cost - $3,719,571)

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)		September 30, 2011
Principal Amount	Security	Fair Value
	MORTGAGE BACKED SECURITIES - 0.86%
$ 116,167	Freddie Mac REMICS, 5.75%, Due 7/15/2035	$ 120,161
	( Cost - $116,392)

	CORPORATE BONDS - 5.26%
	SEMICONDUCTORS - 3.43%
476,000	Intel Corp. - Convertible, 2.95%, Due 12/15/2035	482,545

	SOFTWARE - 1.83%
250,000	Microsoft Corp., 3.00%, Due 10/1/2020	256,510

	TOTAL CORPORATE BONDS	739,055
	( Cost - $719,148)

	SOVEREIGN BONDS - 9.42%
500,000	Australia Government Bond, 4.75%, Due 6/15/2016	526,089
400,000	Canadian Government Bond, 2.00%, Due 12/1/2014	395,887
500,000	New Zealand Government Bond, 5.00%, Due 3/15/2019	402,771
	TOTAL SOVEREIGN BONDS	1,324,747
	( Cost - $1,346,368)

Shares	SHORT-TERM INVESTMENTS - 3.51%
493,448	Dreyfus Institutional Reserve Money Fund -
	Premier Shares, 0.00% (a)	493,448
	TOTAL SHORT-TERM INVESTMENTS
	( Cost - $493,448)

	TOTAL INVESTMENTS - 99.45%
	( Cost - $14,469,187)	$ 13,977,334
	OTHER ASSETS LESS LIABILITIES - 0.55%	77,787
	NET ASSETS - 100.00%	$ 14,055,121

REMIC - Real Estate Mortgage Investment Conduit
(a) Money market fund; interest rate reflects the seven-day effective yield on September 30, 2011.
ADR - American Depositary Receipt

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
Unrealized Appreciation:	$ 826,885
Unrealized Depreciation:	(1,318,738)
Net Unrealized Depreciation:	$ (491,853)

                                                                                                                     The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth And Income Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	September 30, 2011

Assets:
Investments in Securities at Fair Value
(Identified cost $14,469,187)	$ 13,977,334
Foreign Currency at Fair Value (Cost $30,856)	29,094
Receivables:
Capital Stock Sold	10,792
Dividends and Interest	51,882
Due From Adviser	6,587
Prepaid Expenses and Other Assets	6,853
Total Assets	14,082,542

Liabilities:
Affiliated Fees	11,292
Accrued Distribution Fees	8,901
Other Accrued Expenses and Liabilities	7,228
Total Liabilities	27,421

Net Assets	$ 14,055,121

Class A Shares :
Net Asset Value Per Share
($14,055,121/1,498,776 shares)	$ 9.38

Offering Price Per Share ($9.38/0.9425)	$ 9.95

Composition of Net Assets:
At September 30, 2011, Net Assets consisted of:
Paid-in-Capital	$ 15,701,533
Distributions in Excess of Net Investment Income	(29,156)
Accumulated Net Realized Loss From
Security Transactions	(1,123,895)
Net Unrealized Depreciation on Investments
and Foreign Currency Translations	(493,361)
Net Assets	$ 14,055,121

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth And Income
STATEMENT OF OPERATIONS (Unaudited)	Six Months Ended September 30, 2011

Investment Income:
Dividend Income (net of $1,286 foreign taxes)	$ 275,747
Interest Income	34,922
Total Investment Income	310,669

Expenses :
Service Fees	31,614
Investment Advisory Fees	28,049
Distribution Fees	17,862
Administration Fees	5,879
Audit Fees	3,625
Fund Accounting Fees	3,051
Transfer Agent Fees	2,702
Chief Compliance Officer Fees	2,463
Registration & Filing Fees	2,384
Legal Fees	2,383
Printing Expenses	1,589
Custody Fees	1,589
Trustee Fees	954
Insurance Expense	318
Miscellaneous Expense	318
Total Expenses	104,780
Less: Fees Waived by Adviser	(19,816)
Net Expenses	84,964
Net Investment Income	225,705

Net Realized and Unrealized Gain on Investments
and Foreign Currency Transactions :
Net Realized Gains From Security and Foreign
Currency Transactions	439,421
Net Change in Net Unrealized Depreciation
on Investments and Foreign Currency Translations	(2,162,490)
Net Realized and Unrealized Loss on Investments
and Foreign Currency Transactions	(1,723,069)

Net Decrease in Net Assets
Resulting From Operations	$ (1,497,364)

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth And Income Fund
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	September 30, 2011	March 31, 2011
Operations:	(Unaudited)
Net Investment Income	$ 225,705	$ 328,202
Net Realized Gain From Security and
Foreign Currency Transactions	439,421	831,462
Net Change in Unrealized Appreciation (Depreciation)
on Investments and Foreign Currency Transactions	(2,162,490)	804,465
Net Increase (Decrease) in Net Assets
Resulting From Operations	(1,497,364)	1,964,129

Distributions to Shareholders From:
Net Investment Income
Class A ($0.18 and $0.24 per share, respectively)	(254,861)	(303,254)

Capital Share Transactions:
Proceeds from Shares Issued
(174,444 and 189,542 shares, respectively)	1,759,729	1,840,646
Reinvestment of Dividends
(22,549 and 27,022 shares, respectively)	227,709	254,377
Cost of Shares Redeemed
(56,365 and 91,765 shares, respectively)	(562,743)	(879,960)
Total Capital Share Transactions	1,424,695	1,215,063

Total Increase (Decrease) in Net Assets	$ (327,530)	$ 2,875,938

Net Assets:
Beginning of Period	14,382,651	11,506,713
End of Period*	$ 14,055,121	$ 14,382,651

*Includes accumulated undistributed
net investment income (loss) of:	$ (29,156)	$ -

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth And Income Fund
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Two Oaks Diversified Growth And Income Fund

	Six Months Ended September 30,		For the Year Ended March 31,
	2011		2011	2010	2009	2008	2007
	(Unaudited)
Net Asset Value,
Beginning of Period	$ 10.59		$ 9.33	$ 6.59	$ 10.32	$ 11.57	$ 10.74

Income (Loss) From Operations:
Net investment income (loss)	0.16		0.26	0.30	0.23	0.38	0.26
Net gain (loss) from securities
(both realized and unrealized)	(1.19)		1.24	2.71	(3.69)	(0.67)	1.05
Total from operations	(1.03)		1.50	3.01	(3.46)	(0.29)	1.31

Distributions to shareholders from
net investment income	(0.18)		(0.24)	(0.27)	(0.27)	(0.38)	(0.25)
Net realized capital gains	-		-	-	-	(0.51)	(0.23)
Return of capital	-		-	-	-	(0.07)	-
Total distributions	(0.18)		(0.24)	(0.27)	(0.27)	(0.96)	(0.48)

Net Asset Value,
End of Period	$ 9.38		$ 10.59	$ 9.33	$ 6.59	$ 10.32	$ 11.57

Total Return (b)	(9.85)%		16.43%	46.58%	(34.08)%	(2.88)%	12.33%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 14,055		$ 14,383	$ 11,507	$ 8,204	$ 12,697	$ 11,987
Ratio of expenses to average net assets,
before reimbursement	1.46%	(c)	1.19%	1.19%	1.19%	1.19%	1.19%
net of reimbursement	1.19%	(c)	1.19%	1.19%	1.19%	1.19%	1.19%
Ratio of net investment income
to average net assets	3.15%	(c)	2.65%	3.69%	2.74%	3.33%	2.42%
Portfolio turnover rate	55%		75%	84%	58%	71%	33%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.
(c) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth And Income Fund

NOTES TO FINANCIAL STATEMENTS  (Unaudited)                                                                                                                                                                                                                                                                                                        September 30, 2011

1.

ORGANIZATION

Two Oaks Diversified Growth and Income Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust II, (the “Trust”), a Delaware statutory trust organized on August 26, 2010. The Fund was organized to acquire all the assets of the Montecito Fund (the “Predecessor Fund”), a series of The Santa Barbara Group of Mutual Funds, Inc. (the “Predecessor Company”), a Maryland corporation, effective August 4, 2011 (the “Reorganization”). The Fund is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund commenced operations on April 15, 2002 and offers a single class of shares sold with a front-end sales charge of 5.75%.  The investment objective of the Fund is long-term growth of capital.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation.    Options and futures contracts listed on a securities exchange or board of trade  for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported bid price on the valuation date.   Index options and options not listed on a security exchange or board of trade shall be valued at the last reported bid price on the valuation date. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2011 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 6,753,960	$ -	$ -	$ 6,753,960
Preferred Stock	950,950	-	-	950,950
REITS	3,595,013	-	-	3,595,013
Sovereign Bonds	-	1,324,747	-	1,324,747
Mortgage Backed Securities	-	120,161	-	120,161
Corporate Bonds	-	739,055	-	739,055
Short-Term Investments	493,448	-	-	493,448
Total	$ 11,793,371	$ 2,183,963	$ -	$ 13,977,334

The Fund did not hold any Level 3 securities during the period.

There were no significant transfers between Level 1 and Level 2 during the current period presented.  It is the Fund’s policy to record transfers in to or out of Level 1 and 2 at the end of the reporting period.

*Please refer to the Portfolio of Investments for Industry classifications.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investment or as a realized gain, respectively.  The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITS”) are reported to the Fund after  the end  of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year.  Estimates are based on the most recent REIT distribution information available.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no provision for Federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010). The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.        ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Two Oaks Investment Management, LLC (the “Adviser”).  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.60% of the average daily net assets of the Fund.  For the period ended September 30, 2011, the Adviser earned advisory fees of $13,230.  Prior to August 4, 2011, investment advisory services were provided by Hillcrest Wells Advisors, LLC (“Hillcrest”).  For providing such services, Hillcrest received monthly fees calculated at the annual rate of 0.30% of the first $100 million and 0.25% of the average daily net assets over $100 million.  For the period ended September 30, 2011, Hillcrest earned advisory fees of $14,819.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) at least until May 27, 2013, so that the total annual operating expenses of the Fund do not exceed 1.19% of the Fund’s average daily net assets.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  During the period ended September 30, 2011, the Adviser waived fees of $19,816, all of which will expire in 2014.

The Fund has entered into separate servicing agreements with Gemini Fund Services, LLC (“GFS”), whereby GFS will provide administrative, fund accounting and transfer agency services to the Fund.  Agreements are as follows:

Administration - The Fund pays GFS a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly and are equal to the greater of the annual minimum or the basis point fees.  The annual minimum is $32,000 and the basis point fees are:

  8 basis points or 0.08% per annum on assets $100 million to $250 million

  6 basis points or 0.06% per annum on assets $250 million to $500 million

  4 basis points or 0.04% per annum on assets $500 million to $1 billion

  3 basis points or 0.03% per annum on assets $1 billion to $3 billion

  2 basis points or 0.02% per annum on assets greater than $3 billion

Fund Accounting - Total charges for fund accounting services include fees and out-of-pocket expenses.  The Fund pays GFS a base annual fee of $19,200 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

  2 basis points or 0.02% on net assets of $25 million to $100 million

  1 basis point or 0.01% on net assets greater than $100 million

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges. The Fees are billed monthly as follows:

The greater of the annual minimum or per account charges.  The annual minimum is $12,000 and the per account charge is $16.00 for open accounts and $2.00 for closed accounts.

The expenses incurred by the Fund for such services provided by GFS are disclosed in the Statement of Operations.

A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.  In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the period ended September 30, 2011, the Fund incurred expenses of $2,463 for compliance services pursuant to the Trust’s Agreement with NLCS.

Custody Administration - Pursuant to the terms of the Fund’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Fund pays an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.  GFS’s fees collected for the peiod ended September 30, 2011, was $933. The Custody fees listed in the Statement of Operations include the fees paid to GFS pursuant to the Custody Administration Agreement

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the period ended September 30, 2011, GemCom received $12,672 for providing such services.  The Printing Expense listed in the Statement of Operations includes the fees paid to GemCom.

Prior to August 4, 2011, and under the terms of an Operating Service Agreement, Hillcrest provided, or arranged to provide, day-to-day operational services to the Fund. Under the terms of the Operating Service Agreement, the Fund paid Hillcrest a monthly fee calculated at the annual rate of 0.64%  of average daily net assets.  For the period ended September 30, 2011, service fees of $31,614 were paid from the Fund to Hillcrest.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust II has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.25% per year of its average daily net assets for such distribution and shareholder service activities.  For the period ended September 30, 2011 the Fund incurred distribution fees of $17,862.

Prior to August 4, 2011, Capital Research Broker Services served as the distributor to the Fund.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Funds’ shares. For the ended September 30, 2011, the Distributor received $32,619 in underwriting commissions for sales of shares, of which $6,914 was retained by the principal underwriter.

Trustees- Each Trustee who is not an interested person of the Trust or Adviser will receive a quarterly fee of $2,000, as well as reimbursement for any reasonable expenses incurred attending the meetings to be paid at the end of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. The Trust does not have a bonus, profit sharing, pension or retirement plan

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended September 30, 2011 amounted to $9,066,064 and $7,532,038, respectively.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENT OF CAPITAL

The tax character of distributions for the year ended March 31, 2011 was as follows:

Ordinary	Long-Term
Income	Capital Gain	Total
303,254	-	303,254

The tax character of distributions for the year ended March 31, 2010 was as follows:

Ordinary	Long-Term
Income	Capital Gain	Total
337,812	-	337,812

As of March 31, 2011, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October	Capital Loss		Total
Ordinary	Long-Term	& Other	Carry	Unrealized	Accumulated
Income	Gains	Losses	Forwards	Appreciation	Earnings/(Deficits)
-	-	(5,603)	(1,557,713)	1,669,129	105,813

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

Foreign currency and capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such losses as follows:

Foreign Currency	Capital
Losses	Losses
5,603	-

At March 31, 2011, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains.  The capital loss carry forwards expire on March 31 of the years indicated below:

2012	2013	2017	2018	2019	Total
-	-	-	1,557,713	-	1,557,713

Permanent book and tax differences are primarily attributable to net operating losses; differences in book/tax treatment of paydown gain/(loss) and foreign currency gain/(loss); partnership and return of capital distributions adjustments and capital loss carry forwards expiring March 31, 2011, resulted in reclassification for the year ended March 31, 2011 as follows:

Paid in	Undistributed Net	Accumulated Net Realized
Capital	Investment Income	Loss from Security Transactions
(19,467)	(24,948)	44,415

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending March 31, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all of a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  Relevant information regarding the impact of the Act on the Fund, if any, will be included in the March 31, 2012 annual report.

6.

NEW ACCOUNTING PRONOUNCEMENT

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

7.

 SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

FUND EXPENSES (Unaudited)

                                                                                                                                                                                                                                                                                                                                           September 30,  2011

As a shareholder of one of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees) fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses:  The first section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges on redemptions.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (4/1/11)	Ending Account Value (9/30/11)	Expense Ratio (Annualized)	Expenses Paid During the Period* (4/1/11-9/30/11)
Actual:
Class A	$1,000.00	$ 901.54	1.19%	$ 5.67
Hypothetical (5% return before expenses):
Class A	$1,000.00	$1,019.10	1.19%	$ 6.02

     *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT

At an Organizational meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on May 17, 2011, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of an Investment Advisory Agreement (“Investment Advisory Agreement”) between the Trust, on behalf of the Two Oaks Diversified Growth and Income Fund (the “Fund”) and Two Oaks Investment Management, LLC (“Two Oaks” or the “Adviser”).

In advance of the May 17, 2011, meeting, the Board requested and received materials to assist them in considering the Investment Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including the Investment Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Investment Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Fund.  The materials also included detailed comparative information regarding the Predecessor Fund’s performance, due diligence materials relating to the Adviser (including due diligence questionnaires completed by the Adviser, the Adviser’s Forms ADV, select financial information of the Adviser, bibliographic information regarding the Adviser’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information.  Based on their evaluation of information provided by the Adviser, in conjunction with the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Investment Advisory Agreement with respect to the Fund.

In considering the approval of the Agreement with respect to the Fund and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services.  The Board reviewed materials provided by Two Oaks related to the proposed Investment Advisory Agreement with the Trust, including Two Oaks’ ADV, a description of the manner in which investment decisions are made and executed, a review of the professional personnel performing services for the Predecessor Fund as employees of the Predecessor Fund’s adviser and that would continue to perform services for the Fund as employees of Two Oaks, including the team of individuals that primarily monitor and execute the investment process.  The Board discussed the extent of Two Oaks research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  Additionally, the Board received satisfactory responses from representatives of Two Oaks with respect to a series of important questions, including: whether Two Oaks was involved in any lawsuits or pending regulatory actions; whether Two Oaks’ management of other accounts would conflict with its management of the Fund; and whether Two Oaks has procedures in place to adequately allocate trades among its respective clients.  The Board reviewed the description provided by Two Oaks of its practices for monitoring compliance with the Fund’s investment limitations, noting the adviser would periodically review the portfolio managers’ performance of their duties to ensure compliance under the Adviser’s compliance program.  The Board then reviewed the capitalization of Two Oaks based on information provided by and representations made by Two Oaks and concluded that Two Oaks was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to the Fund.

The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement, and that the nature, overall quality and extent of the management services to be provided by the Adviser to the Fund were satisfactory and reliable.

Performance.  In assessing the portfolio management services to be provided by the Adviser, the Board, including the Independent Trustees, considered the past performance of the Predecessor Fund which, although advised by a different adviser, is advised by the same portfolio managers as the Fund would be.  After considering other factors relating to the Adviser’s and portfolio managers’ track record, the Board concluded that the overall performance of the Predecessor Fund under the management of the Adviser, was satisfactory

Fees and Expenses.  As to the costs of the services to be provided and profits to be realized by the Adviser, the Board discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory and overall expenses compared to a peer group comprised of funds constructed by the Adviser with similar investment objectives and strategies and of similar size. The Board reviewed the contractual arrangements for the Fund, which stated that the Adviser had agreed to waive or limit its management fee and/or reimburse expenses at least until May 27, 2013, to limit net annual operating expenses, and found such arrangements to be beneficial to shareholders.  The Board concluded that, based on the experience and expertise of the Adviser, particularly the portfolio managers, and the services to be provided to the Fund by the Adviser, the fees to be charged by the Adviser were reasonable.  The Board concluded that the advisory fees and expense cap for the Fund were reasonable.

Profitability.   The Board also considered the level of profits that could be expected to accrue to the Adviser with respect to the Fund based on break even and profitability reports and analyses reviewed by the Board and the selected financial information of the Adviser provided by the Adviser.  With respect to the Adviser, the Trustees concluded that based on the services provided and the projected growth of the Fund, the fees were reasonable and that anticipated profits from the Adviser’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed the current size of the Fund, the Adviser’s expectations for growth of the Fund, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Shareholder Meeting

The Board of Directors of the Santa Barbara Group of Mutual Funds, Inc. (the “Predecessor Company”) held a Special Meeting of the Shareholders of the Montecito Fund (“Predecessor Fund”), a series of the Predecessor Company, on July 29, 2011 for the purpose of approving a Agreement and Plan of Reorganization (the “Agreement and Plan of Reorganization”), dated July 23, 2011 by and among the Predecessor Company, on behalf of the Predecessor Fund, Northern Lights Fund Trust II (the “Trust”), on behalf of its newly created series the Two Oaks Diversified Growth and Income Fund (the “Fund”), and Hillcrest Wells Advisors, LLC, the investment advisor to the Predecessor Fund and Two Oaks Investment Management, LLC, the investment advisor to the Fund (the “Advisor”).

At the close of business May 31, 2011, the record date for the Special Meeting of Shareholders, there were outstanding 1,363,989.817 Class A shares of beneficial interest of the Predecessor Fund.  Accordingly, shares represented in person and by proxy at the Special Meeting equaled 62.77% of the outstanding shares of the Predecessor Fund.  Therefore, a quorum was present for the Predecessor Fund.

With respect to approval of the proposed Agreement and Plan of Reorganization the following votes were cast:

For Approval:  856,254.015 shares voted

Against Approval:  0.00 shares voted

Abstained:  0.00 shares voted

Portfolio Composition (Unaudited)

As of September 30, 2011

% of Net Assets
Common Stock	48.05%
Real Estate Investment Trusts	25.58%
Sovereign Bonds	9.42%
Preferred Stock	6.77%
Corporate Bonds	5.26%
Short-Term Investments	3.51%
Mortgage Backed Security	0.86%
Other Assets Less Liabilities	0.55%
Net Assets	100.00%

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-800-723-8637 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-800-723-8637.

Privacy Policy

Rev. October 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer's personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes --such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes --to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes --information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes --information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 1-402-493-4603

Page 2

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•

CLS Investments, LLC

•

NorthStar Financial Services Group, LLC

•

Gemcom, LLC

•

Gemini Fund Services, LLC

•

Northern Lights Compliance Services, LLC

•

Northern Lights Distributors, LLC

•

Orion Advisor Services, LLC

•

Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

INVESTMENT ADVISOR

Two Oaks Investment Management, LLC

7110 North Fresno Street, Suite 450

Fresno, CA 93720

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

CUSTODIAN

The Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

PRINCIPAL UNDERWRITER
Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

For more complete information about the Two Oaks Diversified Growth And Income Fund, including charges and expenses, please call (800) 723-8637 and request a free prospectus. Read the prospectus carefully before you invest or send money. For more information about the Funds’ Board of Directors, please call or write to request the Funds’ Statement of Additional Information.

TWO OAKS DIVERSIFIED GROWTH AND INCOME FUND Semi-Annual Report September 30, 2011

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/9/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/9/11

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

12/9/11